Filed Pursuant to Rule 497(c)
                                                     1933 Act File No. 033-01182
                                                     1940 Act File No. 811-04447


STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2005
for Brandywine Fund and Brandywine Blue Fund


                                BRANDYWINE FUNDS



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Brandywine Funds dated January 31, 2005. Requests for copies of the prospectus should be made in writing to the Brandywine Funds, P.O. Box 4166, Greenville, Delaware, 19807, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (800) 656-3017.

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of Brandywine Fund, Inc. (File No. 811-04447) and Brandywine Blue Fund, Inc. (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 28, 2004:


                              Brandywine Fund, Inc.


     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements (combined)
     Report of Independent Registered Public Accounting Firm (combined)



                           Brandywine Blue Fund, Inc.


     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements (combined)
     Report of Independent Registered Public Accounting Firm (combined)



     Stockholders may obtain a copy of the Annual Report, without charge, by calling (800) 656-3017.

                              BRANDYWINE FUND, INC.
                           BRANDYWINE BLUE FUND, INC.
                                3711 Kennett Pike
                           Greenville, Delaware 19807

                                BRANDYWINE FUNDS

                                Table of Contents

                                                                        Page No.

GENERAL INFORMATION AND HISTORY............................................1

INVESTMENT RESTRICTIONS....................................................1

INVESTMENT CONSIDERATIONS..................................................3


DISCLOSURE OF PORTFOLIO HOLDINGS...........................................4

DIRECTORS AND OFFICERS OF THE COMPANIES....................................6

PRINCIPAL STOCKHOLDERS....................................................17

INVESTMENT ADVISER AND SUB-ADVISER........................................18

SERVICE AGREEMENTS........................................................21

DETERMINATION OF NET ASSET VALUE..........................................22

PURCHASE OF SHARES........................................................23

REDEMPTION OF SHARES......................................................23

SYSTEMATIC WITHDRAWAL PLAN................................................23

ALLOCATION OF PORTFOLIO BROKERAGE.........................................24

CUSTODIAN.................................................................26

TAXES.....................................................................26

STOCKHOLDER MEETINGS......................................................27

CAPITAL STRUCTURE.........................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................29

DESCRIPTION OF SECURITIES RATINGS.........................................29


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by the Brandywine Funds.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

     Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (each a "Company" and collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940 (the "Act"). The Companies are Maryland corporations. Brandywine Fund, Inc. was incorporated on October 9, 1985 and Brandywine Blue Fund, Inc. was incorporated on November 13, 1990. Brandywine Fund, Inc. consists of one series, Brandywine Fund. Brandywine Blue Fund, Inc. consists of two series, Brandywine Blue Fund and Brandywine Advisors Fund. This Statement of Additional Information provides information regarding Brandywine Fund and Brandywine Blue Fund, but not Brandywine Advisors Fund. (Brandywine Fund and Brandywine Blue Fund are sometimes hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

     1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

     2. Brandywine Blue Fund will not purchase warrants. Brandywine Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

     3. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets. Neither Fund will purchase securities while it has any outstanding borrowings.

     4. Neither Fund will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of such Fund's total assets) and neither Fund will lend its portfolio securities.

     5. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     6. Neither Fund will make investments for the purpose of exercising control or management of any company.

     7. Each Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

     8. Neither Fund will concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

     9. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Companies or an officer, director or other affiliated person of the Funds' investment adviser.

     10. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of the Companies, or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     11. Neither Fund will act as an underwriter or distributor of securities other than of its shares and neither Fund will purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     12. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

     13. Neither Fund will purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

     14. Neither Fund will purchase or sell commodities or commodities contracts, including futures contracts.

     The following investment limitation is not fundamental and may be changed without stockholder approval.

     1. Neither Fund will invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, or equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

     Unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

     Each of the Funds invests mainly in common stocks of U.S. companies. However when the Funds' investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants (Brandywine Fund only). (Neither Fund currently intends to invest more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Each Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, a Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

     The Funds may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's stockholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds' investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

     The money market instruments in which the Funds invest include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by

Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks nor invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' shareholders. The Funds may not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.


     Fund Service Providers. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds' Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Funds' administrator, independent registered public accountants and custodian.

     Rating and Ranking Organizations. The Funds' Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below. The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is approximately 10 business days old.

             US Bancorp Fund Services, LLC
             Morningstar, Inc.
             Lipper, Inc.
             Standard & Poor's Ratings Group
             Bloomberg L.P.
             Thomson Financial Research
             Vickers Stock Research
             AON Investment Consulting (Brandywine Fund only)
             R.V. Kuhns & Associates (Brandywine Fund only)
             Prime Buchholz & Associates, Inc. (Brandywine Fund only) Evaluation Associates (Brandywine Fund only)


     The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds' shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. The Funds may not pay these organizations.

     Public Disclosure. The Funds' quarterly reports to shareholders, containing quarter-end portfolio holdings, are distributed to shareholders approximately 10 business days after the end of each calendar quarter.

                                               DIRECTORS AND OFFICERS OF THE COMPANIES

     As Maryland corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Fund, Inc. and Brandywine Blue Fund,
Inc. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Companies are as follows:

                                                                                                       Number of
                                                                                                     Portfolios in         Other
                                             Term of Office                                         the Fund Complex   Directorships
                          Position(s) Held     and Length     Principal Occupation(s)                 Overseen by         Held by
                           with the Funds    of Time Served   During Past 5 Years                     Director(1)        Director
                          ----------------   --------------   -----------------------               ----------------   -------------

"Disinterested Persons"


Robert F. Birch           Director           Indefinite,      Mr. Birch has been the President             3           Hyperion
Age:  68                                     until            and a Director of the New America                        Funds; New
Address:                                     successor        High Income Fund, a high yield bond                      American High
8 Knollwood Drive                            elected          fund traded on the New York Stock                        Income Fund
Dover, MA  02030                                              Exchange, since 1992.
                                             Since 2001


C. Quentin S. Jackson     Director           Indefinite,      Mr. Jackson is President and Chief           3           None
Age:  61                  (Lead              until            Executive Officer of Nuclear
Address:                  Independent        successor        Electric Insurance Ltd., a
c/o Nuclear Electric      Director)          elected          multi-billion dollar company
  Insurance Ltd                                               mutually owned by energy companies
1201 Market Street                           Since 2001       to provide property and accidental
Suite 1200                                                    outage insurance to all operating
Wilmington, DE  19801                                         nuclear power stations in the
                                                              United States and some overseas. He
                                                              has been with Nuclear Electric
                                                              since 1980.

                                                                                                      Number of
                                                                                                    Portfolios in         Other
                                             Term of Office                                        the Fund Complex   Directorships
                          Position(s) Held     and Length     Principal Occupation(s)                Overseen by         Held by
                           with the Funds    of Time Served   During Past 5 Years                    Director(1)        Director
                          ----------------   --------------   -----------------------              ----------------   -------------

"Disinterested Persons"


Stuart A. McFarland       Director           Indefinite,      Mr. McFarland is Chairman and Chief         3           NCRIC Group,
Age:  57                  (Chairman of the   until            Executive Officer at Federal City                       Inc. and
Address:                  Audit Committee)   successor        Bancorp, a merchant banking firm.                       Newcastle
c/o Federal City                             elected          From 1999 until 2002, he served as                      Investment
 Capital Advisors, LLC                                        President and Chief Executive of                        Corporation
3000 K Street NW,                            Since 2001       Pedestal Inc., an internet based
Suite 125                                                     secondary mortgage market trading
Washington, DC  20007                                         platform based in Washington, DC.
                                                              Mr. McFarland also served as Chief
                                                              Financial Officer of Fannie Mae and
                                                              an officer of G.E. Capital.



W. Richard Scarlett III   Director           Indefinite,      Mr. Scarlett is Chairman and Chief          3           United
Age:  65                                     until            Executive Officer of United                             Bancorporation
Address:                                     successor        Bancorporation of Wyoming, Inc., a                      of
c/o United                                   elected          private bank holding company,                           Wyoming, Inc.
 Bancorporation                                               having been with such firm since
 of Wyoming, Inc.                            Since 2001       1981.
50 Buffalo Way
Jackson, WY  83001


Marvin N. Schoenhals      Director           Indefinite,      Mr. Schoenhals is Chairman and              3           WSFS Financial
Age:  57                                     until            President of WSFS Financial                             Corporation
Address:                                     successor        Corporation, a bank holding
c/o WSFS Corporation                         elected          company.
838 Market Street
Wilmington, DE  19801                        Since 1998


James W. Zug              Director           Indefinite,      Mr. Zug is a retired Partner of             3           Amkor
Age:  64                                     until            PricewaterhouseCoopers LLP. He was                      Technology,
Address:                                     successor        employed with                                           Inc. and
5 Radnor Corporate                           elected          PricewaterhouseCoopers and its                          Teleflex
 Center, Suite 520                                            predecessors from 1964 until 2000.                      Incorporated
100 Matsonford Road                          Since 2001
Radnor, PA  19087
_______________
(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only Funds in the Fund Complex.

                                                                                                       Number of
                                                                                                     Portfolios in         Other
                                             Term of Office                                         the Fund Complex   Directorships
                          Position(s) Held     and Length     Principal Occupation(s)                 Overseen by         Held by
                           with the Funds    of Time Served   During Past 5 Years                     Director(1)        Director
                          ----------------   --------------   -----------------------               ----------------   -------------

"Interested Persons" (as defined in the Act) (2)



William F. D'Alonzo       Director,          Director:        Mr. D'Alonzo joined Friess                   3           None
Age:  50                  President and                       Associates, LLC in 1981 as part of
Address:                  Chairman           Indefinite,      the research team. He became Chief
c/o Friess                                   until            Investment Officer of Friess
 Associates, LLC                             successor        Associates, LLC and Friess
3711 Kennett Pike                            elected          Associates of Delaware, LLC, an
Greenville, DE  19807                                         affiliate of Friess Associates, LLC
                                             Since 2001       (the "Friess Companies") in 1997.
                                                              Mr. D'Alonzo became Chief Executive
                                             Officer:         Officer of the Friess Companies in
                                                              2002 and Chairman of the Board in
                                             1 year term      2004. Friess Associates, LLC and
                                                              its predecessor have been the
                                             Vice President   investment adviser for each of the
                                             from             Funds since each Fund's inception.
                                             1990 - 2003      Friess Associates of Delaware, LLC
                                                              is the sub-adviser for each Fund.
                                             President
                                             since 2003







Foster S. Friess          Director and       Director:           Mr. Friess founded Friess                  3             None
Age:  64                  Founder                                Associates, LLC in 1974 with his
Address:                                     Indefinite,         wife, Lynnette E. Friess, and
c/o Friess                                   until               created the Brandywine Funds,
 Associates, LLC                             successor           serving as Chairman of the Board
115 East Snow                                elected             from 1985 to 2004. He currently
 King Avenue                                                     serves as Chairman of the Friess
Jackson, WY  83001                           Since 1985          Companies. Friess Associates, LLC
                                                                 and its predecessor have been the
                                             Officer:            investment adviser for each of the
                                                                 Funds since each Fund's inception.
                                             1 year term         Friess Associates of Delaware, LLC
                                                                 is the sub-adviser for each Fund.
                                             President and
                                             Treasurer from
                                             1985 - 2003



                                             Chairman since
                                             2003

                                                                                                       Number of
                                                                                                     Portfolios in         Other
                                             Term of Office                                         the Fund Complex   Directorships
                          Position(s) Held     and Length     Principal Occupation(s)                 Overseen by         Held by
                           with the Funds    of Time Served   During Past 5 Years                     Director(1)        Director
                          ----------------   --------------   -----------------------               ----------------   -------------


"Interested Persons" (as defined in the Act) (2)

Lynda J. Campbell         Vice President     1 year term        Ms. Campbell joined Friess                   N/A         N/A
Age:  59                  and Secretary                         Associates, LLC, the investment
Address:                                     Vice President     adviser to each Fund, in 1985, the
c/o Friess                                   since 1998;        year of Brandywine Fund's
 Associates, LLC                             Secretary          inception. She is currently Chief
3711 Kennett Pike                            since 1990         Administrative Officer of the
Greenville, DE  19807                                           Friess Companies.


Christopher G. Long       Vice President     1 year term        Mr. Long has been with Friess                N/A         N/A
Age:  38                  and Treasurer                         Associates, LLC, the investment
Address:                                     Vice President     adviser to each Fund, for the past
c/o Friess                                   since 2002         seven years, most recently as Chief
 Associates, LLC                                                Operating Officer of the Friess
3711 Kennett Pike                            Treasurer          Companies.
Greenville, DE  19807                        since 2003



David D. Marky            Vice President,    1 year term as     Mr. Marky joined Friess Associates,          N/A         N/A
Age:  39                  Chief              Vice President     LLC, the investment adviser to each
Address:                  Compliance         and at the         Fund, in July of 2000. He is
c/o Friess                Officer and        discretion of      currently the Compliance Director
 Associates, LLC          Assistant          the Board as       of the Friess Companies and the
3711 Kennett Pike         Secretary          Chief Compliance   chief compliance officer of the
Greenville, DE  19807                        Officer            Funds. Prior to joining Friess
                                                                Associates, LLC, Mr. Marky was
                                             Vice President     employed by PFPC, a wholly owned
                                             since 2002         subsidiary of PNC Bank N.A., as
                                                                Director of Fund Accounting and
                                             Chief Compliance   Administration. He was with PFPC
                                             Officer since      for thirteen years.
                                             2004

                                                                                                       Number of
                                                                                                     Portfolios in         Other
                                             Term of Office                                         the Fund Complex   Directorships
                          Position(s) Held     and Length     Principal Occupation(s)                 Overseen by         Held by
                           with the Funds    of Time Served   During Past 5 Years                     Director(1)        Director
                          ----------------   --------------   -----------------------               ----------------   -------------


Paul R. Robinson          Vice President     1 year term      Mr. Robinson has been a consultant           N/A         N/A
Age:  81                                                      to Friess Associates, LLC, the
Address:                                     Since 1990       investment adviser to each Fund,
c/o Friess                                                    since June 1985.
 Associates, LLC
3711 Kennett Pike
Greenville, DE  19807

_______________

(1)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only Funds in the Fund Complex.

(2)  All of the officers of the Companies and employees of the Friess Companies are "interested persons" of the Companies (as defined in the Act).


     Each of the Companies' Boards of Directors has created an audit committee whose members consist of Messrs. Birch, McFarland and Schoenhals. The primary functions of the audit committee are to recommend to the Companies' Boards of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Companies' Boards of Directors have no other committees. The audit committee met twice during the fiscal year ended September 30, 2004.

     The standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund to pay each disinterested director a fee of $20,000, $5,000 and $2,500, respectively. The lead independent director is paid an additional $5,000 annually, divided proportionately among the Funds. The chairman of the audit committee is paid an additional $2,500 annually, divided proportionately among the Funds. All of the directors have elected to defer the receipt of all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the applicable Fund. The Companies also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

     The tables below sets forth the compensation paid by the Brandywine Fund and Brandywine Blue Fund to each of the directors of the Companies during the fiscal year ended September 30, 2004:



                                  COMPENSATION TABLE
                                   Brandywine Fund

                                                                           Total
                                             Pension or                 Compensation
                                             Retirement    Estimated      From Fund
                                              Benefits       Annual       and Fund
                               Aggregate     Accrued As     Benefits    Complex(1)(2)
                             Compensation   Part of Fund      Upon         Paid to
Name of Person               From Fund(1)     Expenses     Retirement     Directors
--------------               ------------   ------------   ----------   -------------

"Disinterested Persons"


Robert F. Birch (3)             $20,000          $0            $0         $27,500
C. Quentin S. Jackson (3)       $22,727          $0            $0         $31,250
Stuart A. McFarland (3)         $20,000          $0            $0         $27,500
W. Richard Scarlett III (3)     $20,000          $0            $0         $27,500
Marvin N. Schoenhals (3)        $20,909          $0            $0         $28,750
James W. Zug                    $20,000          $0            $0         $27,500


"Interested Persons" (as defined in the Act)

William F. D'Alonzo               $0             $0            $0            $0
Foster S. Friess                  $0             $0            $0            $0
_______________

(1)  Includes amounts deferred at the election of the director.

(2)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only
     Funds in the Fund Complex.

(3)  At September 30, 2004 the total amount of deferred compensation payable to each of Messrs. Birch, McFarland and Scarlett was $65,217, to Mr. Jackson was
     $67,888, to Mr. Schoenhals was $113,719 and to Mr. Zug was $44,344.

                                  COMPENSATION TABLE
                                 Brandywine Blue Fund

                                                                           Total
                                             Pension or                 Compensation
                                             Retirement    Estimated      From Fund
                                              Benefits       Annual       and Fund
                               Aggregate     Accrued As     Benefits    Complex(1)(2)
                             Compensation   Part of Fund      Upon         Paid to
Name of Person               From Fund(1)     Expenses     Retirement     Directors
--------------               ------------   ------------   ----------   -------------

"Disinterested Persons"


Robert F. Birch(3)              $5,000           $0            $0         $27,500
C. Quentin S. Jackson(3)        $5,682           $0            $0         $31,250
Stuart A. McFarland(3)          $5,000           $0            $0         $27,500
W. Richard Scarlett III(3)      $5,000           $0            $0         $27,500
Marvin N. Schoenhals(3)         $5,227           $0            $0         $28,750
James W. Zug                    $5,000           $0            $0         $27,500


"Interested Persons" (as defined in the Act)

William F. D'Alonzo               $0             $0            $0            $0
Foster S. Friess                  $0             $0            $0            $0

_______________

(1)  Includes amounts deferred at the election of the director.

(2)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only
     Funds in the Fund Complex.

(3)  At September 30, 2004 the total amount of deferred compensation payable to each of Messrs. Birch, McFarland and Scarlett was $17,273, to Mr. Jackson
     was $17,951, to Mr. Schoenhals was $30,808 and to Mr. Zug was $11,429.

     The following table sets forth the dollar range of equity securities beneficially owned by each director in Brandywine Fund and Brandywine Blue Fund as of December 31, 2004 (the dollar range does not include deferred compensation payable to the director, the amount of which increases or decreases in value as if invested in shares of the applicable Fund), which is also the valuation date:



                                                                   Aggregate Dollar Range of Equity
                                                Dollar Range of      Securities in All Registered
                            Dollar Range of    Equity Securities   Investment Companies Overseen by
                           Equity Securities     in Brandywine          Director in Family of
Name of Director          in Brandywine Fund       Blue Fund            Investment Companies(1)
----------------          ------------------   -----------------   --------------------------------

"Disinterested Persons"

Robert F. Birch              Over $100,000      $50,001-$100,000             Over $100,000

C. Quentin S. Jackson       $10,001-$50,000     $10,001-$50,000            $50,001-$100,000

Stuart A. McFarland         $10,001-$50,000     $10,001-$50,000             $10,001-$50,000

W. Richard Scarlett III     $10,001-$50,000           None                  $10,001-$50,000


Marvin N. Schoenhals        $10,001-$50,000           None                  $10,001-$50,000

James W. Zug                $10,001-$50,000     $10,001-$50,000             $50,001-$100,000


"Interested Persons" (as defined in the Act)

William F. D'Alonzo         Over $100,000        Over $100,000               Over $100,000

Foster S. Friess            Over $100,000        Over $100,000               Over $100,000
_______________

(1)  Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Fund are the only funds in the fund complex.


     The Companies and Friess Associates, LLC, the Funds' investment adviser, have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Funds, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits a purchase within ten business days of a redemption and a redemption within ten business days of a purchase.


     The Funds vote proxies in accordance with their proxy voting policy. The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Funds. When the Funds vote proxies they generally follow the so-called "Wall Street Rule"

(namely, they vote as management recommends or sell the stock prior to the meeting). The Friess Companies believes that following the "Wall Street Rule"

is usually consistent with the economic best interests of the Funds. Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

     In the event that a vote presents a conflict of interest between the interests of the Funds and the Friess Companies, the Friess Companies will defer to the recommendations of ISS. A brief description of the recommendations of ISS is set forth below.


     The ISS proxy voting guidelines generally call for voting FOR

     o    Proposals to ratify auditors

     o Proposals to repeal classified boards and to elect all directors annually

     o    Proposals asking that a majority or more of directors be independent

     o Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

     o Proposals to allow or make easier shareholder action by written consent

     o Proposals that remove restrictions on the right of shareholders to act independently of management

     o    Proposals to lower supermajority vote requirements

     o    Proposals to adopt confidential voting

     o Proposals asking a company to submit its poison pill for shareholder ratification

     The ISS proxy voting guidelines generally call for voting AGAINST

     o    Proposals to classify the board of directors

     o Proposals to restrict or prohibit shareholder ability to take action by written consent

     o Proposals to restrict or prohibit shareholder ability to call special meetings

     o    Proposals to require a supermajority vote

     o    Proposals to eliminate cumulative voting

     The ISS proxy voting guidelines generally call for voting on a CASE-BY-CASE basis on

     o Proposals to elect directors in uncontested elections (ISS considers independence, attendance, long-term company performance and a number of other factors)

     o Proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position)

     o Proposals to elect directors in contested elections (ISS evaluates each side's qualifications, track record and proposals)

     o    Proposals to redeem or ratify a poison pill

     o Proposals for a merger or other corporate restructuring (ISS considers pricing, strategic rationale and the negotiating process)

     o Proposals for reincorporation (ISS considers both financial and corporate governance concerns)

     o Proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications)

     o Proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution)




     Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at http://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                             PRINCIPAL STOCKHOLDERS



     Set forth below are the names and addresses of all holders of each Fund's shares who as of December 31, 2004 owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of each Fund beneficially owned by all officers and directors of the Company as a group.


                                 Brandywine Fund

                                                  Amount of         Percentage
Name and Address of Beneficial Owner        Beneficial Ownership    Ownership
------------------------------------        --------------------    ----------

National Financial Services Corp.*               14,518,838           10.58%
Church Street Station
P.O. Box 3908 New York, NY 10008

Charles Schwab & Co., Inc.*                      13,187,070            9.61%
101 Montgomery Street
San Francisco, CA  94104

Officers and directors as a group
(12 persons)                                      2,713,865            1.98%
_____________
*  Owned of record only.


                              Brandywine Blue Fund


                                                  Amount of         Percentage
Name and Address of Beneficial Owner        Beneficial Ownership    Ownership
------------------------------------        --------------------    ----------

Charles Schwab & Co., Inc.*                       3,241,398           13.89%
101 Montgomery Street
San Francisco, CA  94104

MLPF&S Inc.*                                      2,050,107            8.79%
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

Foster S. Friess and                              1,652,808            7.08%
Lynnette E. Friess**
P.O. Box 4166 Greenville, DE 19807

National Financial Services Corp.*                1,485,085            6.37%
Church Street Station
P.O. Box 3908 New York, NY 10008

Officers and directors as a group
(12 persons)                                      1,808,685            7.75%
_____________
*  Owned of record only.
** 1,629,818 shares (7.60%) were held as trustee.




     Foster S. Friess and Lynnette E. Friess own a sufficient number of shares of Brandywine Blue Fund and Brandywine Advisors Fund to elect the entire Board of Directors of

Brandywine Blue Fund, Inc. and to approve any other matters for which shares of Brandywine Blue Fund and Brandywine Advisors Fund vote in the aggregate. Foster
S. Friess and Lynnette E. Friess do not own a sufficient number of shares to approve matters for which shares of Brandywine Blue Fund vote separately.



     Other than the foregoing, the Funds were not aware of any person who, as of December 31, 2004, owned of record or beneficially 5% or more of the shares of either Fund.



                       INVESTMENT ADVISER AND SUB-ADVISER

                               Investment Adviser


     The investment adviser to the Funds is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Each investment advisory agreement between a Fund and the Adviser (each an "Advisory Agreement", and, collectively, the "Advisory Agreements") allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. Under the Advisory Agreements, the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, each Fund pays the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Adviser at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not interested persons of the Adviser).


     During each of the last three fiscal years, the Funds paid the Adviser investment advisory fees as set forth below:

                                    Fiscal Year Ended            Investment
Fund                                  September 30             Advisory Fees
----                                -----------------          -------------


Brandywine Fund                           2004                  $37,003,798
                                          2003                  $31,476,934
                                          2002                  $39,211,019

Brandywine Blue Fund                      2004                   $4,381,479
                                          2003                   $2,618,506
                                          2002                   $2,447,388


     The Funds pay all of their expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 2004, 2003 and 2002, such expenses included administrative services performed by the Adviser for which the Adviser was reimbursed by the Funds as set forth below:


                                    Fiscal Year Ended          Administrative
Fund                                  September 30             Reimbursements
----                                -----------------          --------------


Brandywine Fund                            2004                    $3,625
                                           2003                    $9,585
                                           2002                    $6,325

Brandywine Blue Fund                       2004                    $1,745
                                           2003                    $4,140
                                           2002                    $3,225


The Funds also pay the fees of directors who are not interested persons of the Companies, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the Funds' net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.


     The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' shares are qualified for sale. As of the date hereof, no such state law provision was applicable to either Fund. Each Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse each Fund for any such expenses incurred in excess of 2% of average net assets. No reimbursement was required during the fiscal years ended September 30, 2004, 2003 and 2002.


     Each Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

     Each Advisory Agreement provides that the Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser

     The sub-adviser to each Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between each Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Companies or the Funds, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to each Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

     Each Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

     Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     In approving each Advisory Agreement and each Sub-Advisory Agreement, the Companies' Boards of Directors considered a number of factors, including, but not limited to, the following:

     o the nature and quality of the services offered by the Adviser and the Sub-Adviser;

     o the reasonableness of the compensation payable to the Adviser and the Sub-Adviser;

     o the Adviser's and Sub-Adviser's personnel, operations and financial condition;

     o the Adviser's portfolio management, monitoring and evaluation and the Funds' performance; and

     o    each Fund's expense ratio.


     Based upon their respective reviews, the Companies' Boards concluded that it would be in the best interests of the Funds to continue each of the Advisory Agreements and Sub-Advisory Agreements. Key to this conclusion were the Companies' Boards' determination (a) that the investment methodologies of the Adviser and the Sub-Adviser fit well with each Fund's investment policies; (b) that the Adviser and the Sub-Adviser have the capabilities, resources and personnel necessary to manage the Funds effectively, and have done so; and (c) based on the services the Adviser and Sub-Adviser render under the Advisory Agreements and the Sub-Advisory Agreements, that the compensations payable to the Adviser and the Sub-Adviser is fair and reasonable.


     The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."

                               SERVICE AGREEMENTS


     Each Fund has entered into a Service Agreement with Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreements, Fiduciary Management, Inc. serves as the Funds' administrator and in this capacity is responsible for (a) calculating daily each Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services each Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. During each of the last three fiscal years, the Funds paid Fiduciary Management, Inc. fees pursuant to the Service Agreements as set forth below:

                                         Fiscal Year
Fund                                  Ended September 30          Service Fees
----                                  ------------------          ------------


Brandywine Fund                              2004                   $538,000
                                             2003                   $538,000
                                             2002                   $538,000
Brandywine Blue Fund                         2004                   $135,000
                                             2003                   $135,000
                                             2002                   $135,000


Each Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. Each Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.


     The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating each Fund's net asset value, securities traded on any national stock exchange are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Securities traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price or, in the absence of any sale on that date, the most recent bid price. Other securities are valued at the most recent bid price, if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.

     The Funds value most money market instruments they hold at their amortized cost. If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.



                               PURCHASE OF SHARES

     The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of that Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for that Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of either Fund has a beneficial interest.

                              REDEMPTION OF SHARES

     A stockholder's right to redeem shares of either Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

     A stockholder who owns shares of either Fund worth at least $25,000 at the current net asset value may, by completing an application which may be obtained from U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the applicable Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more frequently than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

     There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

     Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.


     The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying U.S. Bancorp Fund Services, LLC by telephone at
(800) 656-3017 or (414) 765-4124. Shareholders should notify the transfer agent of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.


                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for each Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom a Fund effects portfolio transactions may recommend the purchase of either Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Funds.

     In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

     Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Funds' brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

     While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

     During each of the last three fiscal years, the Funds paid brokerage commissions as follows:

                                                                Transactions for
                                                                 which Brokerage
                        Fiscal Year Ended       Brokerage         Commissions
Fund                      September 30       Commission Paid       Were Paid
----                    -----------------    ---------------    ----------------


Brandywine Fund               2004             $31,439,329       $18,903,299,116
                              2003             $30,556,697       $16,955,393,876
                              2002             $35,007,369       $19,176,644,304

Brandywine Blue Fund          2004              $3,433,968        $3,448,888,155
                              2003              $2,249,475        $1,487,796,765
                              2002              $2,164,530        $1,371,279,269

Of the brokerage commissions paid by Brandywine Fund in the fiscal year ended September 30, 2004 all but $1,408,513 on transactions of $748,910,005 were paid to brokers who provided research services to the Adviser. Of the brokerage commissions paid by Brandywine Blue Fund in the fiscal year ended September 30, 2004 all but $104,563 on transactions of $121,065,367 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Companies. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as each Fund's transfer agent and dividend disbursing agent.

                                      TAXES

     Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Funds are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.


     As of September 30, 2004, Brandywine Fund had $1,008,483,332 of net capital loss carryovers and Brandywine Blue Fund had $20,690,340 of net capital loss carryovers, which expire in varying amounts through 2011. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.


     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him or her.

     Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     The Funds may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

     The Maryland General Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. Each Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

     Each Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     Brandywine Fund, Inc. has authorized capital of 500,000,000 shares of common stock and Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Fund Each outstanding share entitles the holder to vote. Generally shares of Brandywine Blue Fund and Brandywine Advisors Fund are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

     The shares of each of Brandywine Advisors Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings and profits and proceeds thereof belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of Brandywine Blue Fund, Inc. in the proportion that the total net assets of each Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid to each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of Brandywine Blue Fund, Inc., the stockholders of each Fund will be entitled, out of the assets of Brandywine Blue Fund, Inc. available for distribution, to the assets belonging to each Fund.

     All shares of Brandywine Fund participate equally in dividends and other distributions by such Fund and in the residual assets of such Fund in the event of liquidation.

     Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, with respect to each of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc., the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

     The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for each Fund. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.


                        DESCRIPTION OF SECURITIES RATINGS

     The Funds may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's

Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.


     Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.


     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:


     I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.


     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Moody's Investors Service, Inc Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.


     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.